UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

COTT CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-31410	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V 1H6

5519 West Idlewild Avenue, Suite 100 Tampa, Florida, United States	33634
(Address of principal executive offices)	(Zip Code)

(905) 672-1900

(813) 313-1800

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Results of Operations and Financial Condition.

On February 27, 2008, Cott Corporation issued a press release announcing a delay in filing its Annual Report on Form 10-K for the fiscal year ended December 29, 2007 and the related filing of a Form 12b-25 with the Securities and Exchange Commission. This press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01 as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTT CORPORATION

Date: February 28, 2008	By:	/s/ Juan Figuereo
Juan Figuereo
Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press release dated February 27, 2008.